19th Annual B. Riley FBR Investor CONFERENCE BRYAN SHINN PRESIDENT & CEO SANTA MONICA, CA May 23, 2018 A Performance Materials Growth Company Exhibit 99.1

Disclaimer This presentation contains forward-looking statements that reflect, when made, our current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except to the extent required by law. This presentation includes certain non-GAAP financial measures, including Segment Contribution Margin. This measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by others. For a reconciliation of such measures to the most directly comparable GAAP term, please see our most recent Annual Report on Form 10K for the year ended December 31, 2017.

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

AT A GLANCE U.S. Silica: A Profile of Leadership Diversified Profits2 Industrial Minerals Oil & Gas Proppants Production: 15.1M tons in 2017 2017 The ONLY Ground to Ground supplier of proppant DOUBLED ~75% #1 or #2 market position in ISP & EP Minerals end markets ISP CM/ton has increased last 5 years ($161M 2013 à $308M 2017) from 2014 to 2017 Adj. EBITDA $330M Cash1 Note 1: As of 3/31/18 Note 2: Pro-forma to include EP Minerals

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

Differentiated Business Model Provides Sustainable Competitive Advantages 1. Unrivaled Scale 3. Proprietary Manufacturing 4. Most Vertically Integrated 5. Low End Of Cost Curve 2. Diverse End Use Markets

Positioned in a Growth Market that is also Rapidly Evolving. SCLA is Ahead of the Curve. Secular growth in proppant per well – drives well efficiency Shift to finer mesh (40/70 and 100M) – drives rig efficiency Shift to regional/local sands – lowers delivered cost 1 2 3 Growth in US Proppant Demand (M Tons) Key Trends Underway

Diverse, Flexible, Low-Cost Rail and Transload Network



Sand
Box

28 operating facilities

50 transload terminals

85% of rigs within 50 miles of our transloads

#1 network in industry with most unit train capabilities



CANADA
U.S. Silica Locations
ISP Plants
Oil & Gas
Transloads
Sandbox
Offices
EP Minerals Plants

Uniquely able to redirect product flow nationally to maximize margins

US SILICA

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SandBox – Industry Leading Containerized Last Mile Delivery Solution SandBox – first mover in containerized solutions Utilizes specially designed, patent-protected equipment Cleaner, safer, reliable and more efficient Sandbox is the market-leading alternative to pneumatics Greatly exceeding initial expectations 1.7 7.0 SandBox Pneumatic Truck Unload Wait at well site Drive time of 1.5 hours Load Wait at pick up site Truck Delivery Time per Load (hrs) 76% reduction Advantages

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

ISP: A Diverse Mix of End Markets with Long Term Loyal Customers >210 products, critical raw materials for long term customers – Top 5 customers >50 year relationships Glass | 32% Building Products | 29% Foundry | 9% Fillers & Extenders | 11% Smartphones Tablets Containers Automotive glass Fiberglass Performance coatings Architectural, industrial and traffic paints Silicone rubber Grouts and Mortars Specialty Cements Quartz Surfaces Roofing Shingles Molds and Cores for Metal Casting % of ISP Revenue Rec./Filtration + Misc./Other | 11% Golf and volleyball sands Pool filtration Forensic testing Chemicals | 8% Silica-based Chemicals Ceramics Sodium Silicates Silicon Carbide

A Predictable, Growing Business with High Barriers to Entry Contribution Margin ($M) 10% CAGR High Barriers to Entry A local business Most customers within 100 miles of mine, transportation a larger cost component High switching costs Complicated customer processes, our products specified into “recipe” High cost technology We process, grind product with high cost equipment 1 2 3

Oil & Gas Brings Significant Upside to Reliable Industrials 2012 2017 2013 2014 2015 2016 2017 2015 2016 Industrial Oil & Gas Oil & Gas Revenue – Quarterly ($ Millions) Contribution Margin – Quarterly ($ Millions) Consistently delivers ~$200M/year 25-45% of total revenue over the full oil & gas cycle Consistently delivers ~$75M/year 30-90% of total contribution dollars over the full oil & gas cycle Covers SLCA SG&A Industrial

EP Minerals: Diverse Company with Rare Combination of Advantages and Strengths


Sand
Box

Profile

- Global leader in diatomaceous earth (DE), bentonite and perlite filter aids, absorbents and functional additives
- #1 or #2 player in each of its global markets
- 7 processing plants: Nevada (3), Oregon, Tennessee, Nebraska and Mississippi
- Acquired by Golden Gate Capital in 2011
- ~680 employees globally
- Headquarters: Reno, NV







Key Metrics TTM February(1)

Revenue	$242M
Adj. EBITDA	$60M
Adj. EBITDA Margin	25%
Maintenance Capex	$5M
Recurring revenue	>90%
End customers	>10,000

US SILICA

(1) Pro forma for the acquisition of BASF's bleaching clay and mineral absorbents business, which closed in July 2017

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EP Minerals: Attractive Market Structure/Unique Products Key Strengths Revenue by Geography Europe N. America 16% 72% 2017 Asia Pacific 7% 5% Latin America Revenue by Application 2017 17% 15% 50% Filtration Additives Engineered Clays High barriers to entry Due to limited DE deposits and unique traits of each of the deposits worldwide 2 1 4 3 5 Market leader #1 or #2 player in each of its global markets Sticky customers Recurring customers account for more than 90% of revenues Stable, growing and diversified global end markets Differentiation supported by strong IP and high-quality reserves 18% Absorbents

Consistent growth business – platform for new products and M&A EP Minerals: Attractive Returns for Shareholders While Enhancing Financial Flexibility Increases contribution from industrial GDP+ businesses Provides U.S. Silica a greater ability to invest throughout cycles U.S. Silica core competencies in operating markets similar to EP Minerals’ Platform For Growth Reduces Cyclicality Aligned with U.S. Silica’s Strategy U.S. Silica the Right Owner for EP Minerals In first year of ownership Accretive

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

Powerful Cash Flow Will Drive Strong, Dependable Growth Sandbox share growth Return to shareholders Base business requirements Free cash flow priorities M&A and growth projects >10% 2% FCF Yield 1 Note 1: Based on consensus analyst estimates and market cap of $2.59B

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

Multiple EBITDA Growth Drivers Doubled low-cost Oil & Gas capacity Sandbox market share expansion ISP segment new product pipeline New markets/products at EP Minerals 1. 2. 3. 4. Pipeline of accretive acquisitions 5.

WHERE ARE WE HEADED Increased Diversification/Strong Growth 2017 ~2-3 Years Estimated Future Business Profit Mix By Source1 Profile Stability Industrial Best in class stability further supported by delivered to well sand solutions Tracks well completions GDP+ growth with strong pipeline of new performance products O&G Sand Sandbox ISP EP Minerals O&G Sand Sandbox ISP EP Minerals Bolt-On M&A 25-30% Last Mile Share Very Stable Low delivered cost assets with high percentage of attractive long term contracts 1- 2017 EP Minerals is a Pro Forma. Future projections are illustrative only.

THE U.S. SILICA STORY A Performance Materials Growth Company Multiple “firsts” Scale, positioning, SandBox first mover, low cost High growth, adds stability Balanced approach Multiple EBITDA growth drivers 1 2 3 4 5 LEADERSHIP SUSTAINABLE COMPETITIVE ADVANTAGES Growing Stable INDUSTRIAL businesses Disciplined capital allocation SUPERIOR Growth

A Performance Materials Company

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